SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 22, 2008

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(A) On January 22, 2008, Valley National Bancorp (the “Bancorp”) and Valley National Bank (collectively, “Valley”) entered into Amended and Restated Change in Control Agreements (the “Change in Control Agreements”) with Gerald H. Lipkin, Alan D. Eskow, Albert L. Engel, Robert M. Meyer and Peter Crocitto (each, an “Executive”). The Change in Control Agreements amend and restate the previsously existing Amended and Restated Change in Control Agreements with each of the Executives. The amendments are discussed below.

The Change in Control Agreements amend the prior Amended and Restated Change in Control Agreements to (i) amend the Executives rights to continuation of certain welfare benefit coverages following termination of employment without cause or resignation for good reason to include payment to the Executive of a lump sum amount equal to one hundred twenty-five percent (125%) of Valley’s share of the premium for three (3) years of the life insurance coverage provided to a similarly situated active employee (based upon the coverage and rates in effect on the date the Executive terminates employment) and (ii) remove all references to age related limitations on the term of the Change in Control Agreements or the rights and benefits payable thereunder.

The above summary is qualified in its entirety by Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 which are incorporated herein by reference.

(B) On January 22, 2008, Valley entered into new severance letter agreements (the “Severance Letter Agreements”) with each of the Executives. The Severance Letter Agreements amend and restate previous Severance Letter Agreements to which the Executives were each a party, each of which was terminated as of January 22, 2008. Each of the Severance Letter Agreements expires on January 1, 2011. On January l of each year starting January 1, 2009, the expiration date is automatically extended for an additional one year period (so it remains a three year contract) unless the Executive or Valley provides notice to the other party in writing prior to January 1 of any year starting with January 1, 2009.

The Severance Letter Agreements amend the prior Severance Letter Agreements to provide that upon a termination other than for cause, or upon death or disability the Executive will become entitled to (1) a lump sum amount equal to one hundred twenty-five percent (125%), less applicable withholdings, of (A) the aggregate COBRA premium amounts (based upon COBRA rates in effect at date of termination) for three (3) years of the health, hospitalization and medical insurance coverage that was being provided to the Executive (and spouse) at the time of termination of employment, minus (B) the aggregate amount of any employee contributions that would have been required of the Executive (determined as of the termination of employment) for such three (3) year period and (2) a lump sum amount equal to one hundred twenty-five percent (125%), less applicable withholdings, of the Valley’s share of the premium for three (3) years of the life insurance coverage provided to a similarly situated active employee (based upon the coverage and rates in effect on the date you terminate employment). In addition, the Severance Letter Agreements amend and restate the prior Severance Letter Agreements to provide that Valley may delay payment of benefits provided in the Severance Letter Agreements for six (6) months following termination from employment to the extent necessary to comply with Section 409A of the Internal Revenue Code.

The above summary is qualified in its entirety by the Severance Letter Agreements, which are attached hereto as Exhibits 10.6, 10.7, 10.8, 10.9 and 10.10 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Gerald H. Lipkin, dated as of January 22, 2008.

10.2	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Alan D. Eskow, dated as of January 22, 2008.

10.3	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Albert L. Engel, dated as of January 22, 2008.

10.4	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert M. Meyer, dated as of January 22, 2008.

10.5	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Peter Crocitto, dated as of January 22, 2008.

10.6	Severance Letter Agreement, dated as of January 22, 2008, between Valley National Bank, Valley National Bancorp and Gerald H. Lipkin.

10.7	Severance Letter Agreement, dated as of January 22, 2008, between Valley National Bank, Valley National Bancorp and Alan D. Eskow.

10.8	Severance Letter Agreement, dated as of January 22, 2008, between Valley National Bank, Valley National Bancorp and Albert L. Engel.

10.9	Severance Letter Agreement, dated as of January 22, 2008, between Valley National Bank, Valley National Bancorp and Robert M. Meyer.

10.10	Severance Letter Agreement, dated as of January 22, 2008, between Valley National Bank, Valley National Bancorp and Peter Crocitto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2008	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Gerald H. Lipkin, dated as of January 22, 2008.

10.2	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Alan D. Eskow, dated as of January 22, 2008.

10.3	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Albert L. Engel, dated as of January 22, 2008.

10.4	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert M. Meyer, dated as of January 22, 2008.

10.5	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Peter Crocitto, dated as of January 22, 2008.

10.6	Severance Letter Agreement, dated as of January 22, 2008, between Valley National Bank, Valley National Bancorp and Gerald H. Lipkin.

10.7	Severance Letter Agreement, dated as of January 22, 2008, between Valley National Bank, Valley National Bancorp and Alan D. Eskow.

10.8	Severance Letter Agreement, dated as of January 22, 2008, between Valley National Bank, Valley National Bancorp and Albert L. Engel.

10.9	Severance Letter Agreement, dated as of January 22, 2008, between Valley National Bank, Valley National Bancorp and Robert M. Meyer.

10.10	Severance Letter Agreement, dated as of January 22, 2008, between Valley National Bank, Valley National Bancorp and Peter Crocitto.